Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We the undersigned hereby certify that to the best of our knowledge:

1.	this annual report on Form 20-F of BT Group plc fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of BT Group plc.

Date:  May 24, 2018

/s/ Gavin Patterson

Name: Gavin Patterson
Title: Chief Executive

Date: May 24, 2018	/s/ Simon Lowth

Name: Simon Lowth
Title: Chief Financial Officer